UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 2, 2016

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 4505

45 Glover Avenue

Norwalk, Connecticut

06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

On December 2, 2016, Registrant announced that William F. Osbourn, Jr., 52, will become Executive Vice President and Chief Financial Officer (“CFO”) of Xerox Corporation following completion of its separation into two independent, publicly-traded companies – Xerox Corporation, comprised of its Document Technology and Document Outsourcing businesses, and Conduent Incorporated, comprised of its Business Process Outsourcing business. The separation is expected to occur on or about December 31, 2016. Mr. Osbourn will join Xerox Corporation effective December 5, 2016 and will serve as chief financial officer of Registrant’s document technology business until the separation is complete.

Mr. Osbourn joins Xerox following a 13 year career at Time Warner Cable, which culminated with him serving as co-CFO. Mr. Osbourn also served as the Controller and Chief Accounting Officer, overseeing the Time Warner Cable’s accounting function for eight years. He played a key role in the spin-off of Time Warner Inc.’s cable business and the subsequent creation of Time Warner Cable as a separate publicly traded company. Before joining Time Warner, Mr. Osbourn spent 14 years at PricewaterhouseCoopers LLP in roles of increasing responsibility and was admitted to partnership in 2000.

The compensation arrangements for Mr. Osbourn are generally as follows:

Annual Base Salary:	$625,000
Target Short-Term Incentive Award Opportunity under Annual Performance Incentive Plan:	100% of Annual Base Salary
Target 2017 Long-Term Incentive Award Opportunity under Executive Long-Term Incentive Program:	$2,250,000

In addition, Mr. Osbourn will receive:

Restricted Stock Unit Award:	$1,125,000

Twelve months of salary continuance if employment is terminated by Xerox for any reason (other than for cause) during the first 12 months of employment.

Mr. Osbourn’s compensation arrangements with the Registrant are more fully described in the letter agreement that is being filed as an exhibit to this Current Report on Form 8-K.

Mr. Osbourn is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

Xerox also announced that Leslie F. Varon, who has served as CFO of Xerox Corporation since October 2015, will step down as CFO as of the separation date and will retire from Xerox in March 2017.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10(v)	Letter Agreement dated November 21, 2016 between Registrant and William F. Osbourn.

Forward Looking Statements

This report and any exhibits to this report may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that our bids do not accurately estimate the resources and costs required to implement and service very complex, multi-year governmental and commercial contracts, often in advance of the final determination of the full scope and design of such contracts or as a result of the scope of such contracts being changed during the life of such contracts; the risk that subcontractors, software vendors and utility and network providers will not perform in a timely, quality manner; service interruptions; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions and the relocation of our service delivery centers; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; the risk in the hiring and retention of qualified personnel; the risk that unexpected costs will be incurred; our ability to recover capital investments; the risk that our Services business could be adversely affected if we are unsuccessful in managing the start-up of new contracts; the collectability of our receivables for unbilled services associated with very large, multi-year contracts; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to expand equipment placements; interest rates, cost of borrowing and access to credit markets; the risk that our products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives; the outcome of litigation and regulatory proceedings to which we may be a party; the possibility that the proposed separation of the Business Process Outsourcing (BPO) business from the Document Technology and Document Outsourcing business will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; the potential for disruption to our business in connection with the proposed separation; the potential that BPO and Document Technology and Document Outsourcing do not realize all of the expected benefits of the separation; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 and our 2015 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC). Such factors also include, but are not limited to, the factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section and other sections of the Conduent Incorporated Form 10 Registration Statement, as amended, filed with the SEC. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: December 2, 2016

XEROX CORPORATION

By:	/s/ D. H. Marshall
Douglas H. Marshall
Assistant Secretary

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10(v)	Letter Agreement dated November 21, 2016 between Registrant and William F. Osbourn.